SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         ACI TELECENTRICS, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                         ACI TELECENTRICS, INCORPORATED
               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 12, 1998
              -----------------------------------------------------

TO THE SHAREHOLDERS OF ACI TELECENTRICS, INCORPORATED:

            The 1998 Annual Meeting of Shareholders of ACI Telecentrics, Incorporated will be held at the Minneapolis Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, 55402 at 3:30 p.m. on Tuesday, May 12, 1998, for the following purposes:

            1. To set the number of members of the Board of Directors at seven (7).

            2.          To elect members of the Board of Directors

            3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

            Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1998 Annual Report to Shareholders.

            Only shareholders of record as shown on the books of the Company at the close of business on March 27, 1998 will be entitled to vote at the 1998 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

            You are cordially invited to attend the 1998 Annual Meeting. Whether or not you plan to attend the 1998 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        Rick N. Diamond, Chief Executive Officer

Dated: April 6, 1998
       Minneapolis, Minnesota

                         ACI TELECENTRICS, INCORPORATED

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 12, 1998

            The accompanying Proxy is solicited by the Board of Directors of ACI Telecentrics, Incorporated (the "Company") for use at the 1998 Annual Meeting of Shareholders of the Company to be held on May, 12, 1998, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

            The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

            Any shareholder giving a Proxy may revoke it any time prior to its use at the 1998 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1998 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1998 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

            The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

            The mailing address of the principal executive office of the Company is 3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 6, 1998.

            OUTSTANDING SHARES AND VOTING RIGHTS

            The Board of Directors of the Company has fixed March 27, 1998 as the record date for determining shareholders entitled to vote at the 1998 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1998 Annual Meeting. At the close of business on March 27, 1998, there were 5,714,803 shares of the Company's Common Stock, no par value, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1998 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

            PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

            The following table provides information as of March 27, 1998 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%             Number of Shares              Percent
Owner) or Identity of Group       Beneficially Owned(1)           of Class
---------------------------       ---------------------           --------

Rick N. Diamond                        2,100,000(2)                 35.8%

Gary B. Cohen                          2,100,000(3)                 35.8%

Dana Olson                               117,600(4)                  2.0%

Steven A. Kahn                            10,600(5)                  *

Seymour Levy                               4,000(6)                  *

Phillip T. Levin                           4,000(7)                  *

James W. Lupient                           3,000(8)                  *

Douglas W. Franchot                        3,000(9)                  *

Name (and Address of 5%             Number of Shares             Percent
Owner) or Identity of Group       Beneficially Owned(1)          of Class
---------------------------       ---------------------          --------

Thomas F. Madison                          2,250(10)                 *

All Executive Officers
and Directors as a Group
(11 Individuals)                       4,353,507                    74.3%
---------------------

*  Less than 1%

(1) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2) Includes 525,000 shares held by the Rick A. Diamond Term Trust U/A dated 2/3/97.

(3)         Includes 525,000 shares held by the Cohen Term Trust U/A dated
            2/3/97.

(4) Includes 117,600 shares which may be purchased by Mr. Olson upon exercise of currently exercisable options.

(5) Includes 5,600 shows which may be purchased by Mr. Kahn upon exercise of a currently exercisable option.

(6) Includes 3,000 shares which may be purchased by Mr. Levy upon exercise of a currently exercisable option.

(7) Includes 3,000 shares which may be purchased by Mr. Levin upon exercise of a currently exercisable option.

(8) Includes 3,000 shares which may be purchased by Mr. Lupient upon exercise of a currently exercisable option.

(9) Includes 3,000 shares which may be purchased by Mr. Franchot upon exercise of a currently exercisable option.

(10) Includes 2,250 shares which may be purchased by Mr. Madison upon exercise of a currently exercisable option.

            ELECTION OF DIRECTORS
            (Proposals #1 and #2)

            The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at seven and that seven directors be elected. Unless otherwise instructed, the Proxies will be so voted.

            Under applicable Minnesota law, approval of the proposal to set the number of directors at seven and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

            In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 1998 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1998 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


Name and Age of                           Current Position                                 Director
Director/Nominee              Age         with the Company                                  Since
-----------------------       ---         -----------------                                 -----
Rick N. Diamond               35          Chairman of the Board, Chief Executive Officer     1987
Gary B. Cohen                 36          President and Director                             1987
Seymour Levy                  74          Director                                           1996
Douglas W. Franchot           52          Director                                           1996
Phillip T. Levin              54          Director                                           1996
James W. Lupient              63          Director                                           1996
Thomas F. Madison             62          Director                                           1996


BUSINESS EXPERIENCE OF THE DIRECTOR NOMINEES

            RICK N. DIAMOND is co-founder of the Company and has served as the Chief Executive Officer and a director of the Company since its inception in 1987. Mr. Diamond holds a B.A. degree from the University of Wisconsin and J.D. degree from Washington University in St. Louis, Missouri. Prior to and since founding the Company, he has been active in community and business affairs.

            GARY B. COHEN is co-founder of the Company and has served as the Company's President and as a director since its inception in 1987. Mr. Cohen holds a B.S. degree from the University of Minnesota. Prior to and since founding the Company, he has been active in community and business affairs.

            SEYMOUR LEVY has served as President of Sy Levy & Associates, Inc., a management and organizational consulting firm since 1974.

            DOUGLAS W. FRANCHOT has served as President of Wood, Franchot Inc., an executive search consulting company since August 1985.

            PHILLIP T. LEVIN has served as a director and officer of Metacom, a distributor of audio cassettes, since he co-founded it in 1970. Mr. Levin has also served as Chairman of the Board of Directors of Zomax Optical Media, Inc., a manufacturer of compact discs, since April 1996.

            JAMES W. LUPIENT has served as Chief Executive Officer of Lupient Automotive Group, which owns and operates twenty-three automobile franchises in sixteen locations in Minnesota and Wisconsin, since January 1986. Mr. Lupient serves on the Board of Directors of the Greater Minneapolis Chamber of Commerce, the Better Business Bureau, North Memorial Medical Center, the St. Louis Park Rotary Foundation and Firstar Bank.

            THOMAS F. MADISON has served as Chairman of Communications Holdings, Inc., a distributor of communication equipment since December 1996. Mr. Madison has served as President and CEO of MLM Partners, a venture capital firm since January 1993. From February 1994 to September 1994, Mr. Madison served as Vice Chair and Office of the CEO of Minnesota Mutual Insurance. From July 1988 to December 1992, Mr. Madison served as President - US WEST Communications Markets.

            BOARD AND COMMITTEE MEETINGS

            During fiscal 1997, the Board of Directors held seven formal meetings. No director attended less than 75 % of the meetings of the Board and the committees on which such director served during 1997. The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

            The Audit Committee members are Phillip T. Levin and Thomas F. Madison. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1997, the Audit Committee met twice.

            The Compensation Committee members are Seymour Levy, Phillip T. Levin and Douglas W. Franchot. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1996 Stock Option Plan. During 1997, the Compensation Committee met twice.

            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer, and the two other most highly compensated executive officers of the company whose salary and bonus exceeded $100,000 in the last fiscal year. No other executive officer's total annual salary and bonus exceeded $100,000 based on salary and bonus earned during fiscal year 1997.


                                                                                                    Long Term Compensation
                                                                                        --------------------------------------------
                                                        Annual Compensation                        Awards                    Payouts
                                              -----------------------------------       --------------------------------------------
                                                                                        Restricted                            LTIP
Name and Principal                Fiscal                                                  Stock                              Payouts
          Position                 Year        Salary ($)   Bonus ($)    Other ($)      Awards ($)           Options           ($)
----------------------------       -----       ----------   ---------    ---------      ----------           -------         ------
Rick N. Diamond,                    1997        175,000        --        19,657(1)          --                 --               --
  Chief Executive                   1996        158,333        --        17,935(1)          --                 --               --
  Officer                           1995        115,625        --        12,415(2)          --                 --               --

Gary B. Cohen,                      1997        175,000        --        19,751(1)          --                 --               --
 President                          1996        158,333        --        19,672(1)          --                 --               --
                                    1995        115,625        --         7,447(2)          --                 --               --

Steve Kahn                          1997        125,000        --           --              --                 --               --
  Chief Financial Officer           1996         36,683      13,906         --              --               28,000             --

Dana Olson                          1997        100,000        --           --              --                 --               --
  Vice President                    1996         87,575      19,485         --              --               140,000            --
                                    1995         78,875        --           --              --                 --               --
----------------


            (1) Other compensation reported represents (a) the premiums paid by the company for life insurance for the benefit of such officer (b) value of personal use portion of company provided automobile (c) and other miscellaneous income. The dollar value of each such benefit for the year ended December 31, 1997 is R. Diamond (a) $17,692,
                        (b) $1,965, (c) $0; G. Cohen (a) $13,140, (b) $6,611,
                        (c) $0. Messrs. Kahn and Olson had no other compensation in 1995-1997. The dollar value of each such benefit for the year ended December 31, 1996 is: R. Diamond (a) $11,545, (b) $2,340, (c) $4,050; G. Cohen (a) $10,960,
                        (b) $8,712, (c) $0.

            (2) Represent premiums paid by the Company for life insurance for the benefit of such officer.


OPTION GRANTS DURING 1997 FISCAL YEAR

            There were no stock option grants to the named executive officers in the Summary Compensation Table in 1997. The Company has not granted any stock appreciation rights.

OPTION EXERCISES DURING 1997 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

            The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1997 and the number and value of options at December 31, 1997. The Company does not have any outstanding stock appreciation rights.


                                                                         Value of Unexercised
                                    Number of Unexercised               In-the-Money Options at
                               Options at December 31, 1997(1)           December 31, 1997(2)
Name                                Exercisable/Unexercisable          Exercisable/Unexercisable
----                                -------------------------          -------------------------
Rick N. Diamond                              ----                                ----
Gary B. Cohen                                ----                                ----
Dana Olson                        117,600             22,400               ---         ---
Steven A. Kahn                      5,600             22,400               ---         ---
------------------


            (1) Includes options exercisable within 60 days of fiscal year end.

            (2) There are no "In-the-money" options at December 31, 1997 as the option exercise price exceeds the $3.50 closing sale price for the Company's Common Stock at December 31, 1997 as quoted by the Nasdaq SmallCap Market.

COMPENSATION TO DIRECTORS

            Members of the Board of Directors receive a per-meeting payment of $500. In addition, the Board of Directors has granted to each director a nonqualified option to purchase 3,000 shares of Common Stock which become exercisable to the extent of 50% of the shares immediately and 25% of the shares on the first and second anniversary of the grant.

            Wood, Franchot Inc., an executive search firm, billed the Company $43,026 for services provided to the Company in 1997. Douglas W. Franchot, a director of the Company, is President of Wood, Franchot Inc.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

            Each of Mr. Diamond and Mr. Cohen has entered into an employment agreement with the Company providing for a two-year term with a minimum annual base salary of $175,000 and for 24 months' continuation of base salary and health benefits if employment is terminated by the Company for any reason during the initial two-year term of the agreement. If employment is terminated by either party following the initial two-year term, Mr. Diamond and Mr. Cohen will receive 12 months salary and health benefits. These agreements require each of Mr. Diamond and Mr. Cohen to vote his shares for election of the other to serve on the Company's Board of Directors. Each of these agreements includes strict confidentiality protections and prohibits each of Mr. Diamond and Mr. Cohen from competing with the Company for a period equal to the period during which the Company is obligated to make severance payments.

            BUY/SELL AGREEMENTS. Each of Mr. Diamond and Mr. Cohen has entered into a Buy/Sell Agreement with the Company and each other. These Agreements give each of Mr. Diamond and Mr. Cohen the option to purchase shares of the Company's stock from the other in the event the other dies, attempts a voluntary sale of stock, or is subject to a possible involuntary transfer of the stock. In addition, these Agreements require each of Mr. Diamond and Mr. Cohen to maintain life insurance on each other and to use the proceeds thereof to purchase shares from the decedent's estate at fair market value. The Company has an option to purchase any shares not purchased by Mr. Diamond or Mr. Cohen, as the case may be. In all instances, purchase options are at fair market value, as measured by the average market price of the Company's publicly traded common stock over a period of 90 days prior to the event giving rise to an option.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

            Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1997, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

CERTAIN TRANSACTIONS

            STOCK OPTION VOTING AGREEMENT. Each holder of stock options under the Company's 1996 Stock Option Plan has entered into a voting agreement which grants to Mr. Diamond and Mr. Cohen (acting jointly) the voting rights for all shares acquired pursuant to exercise of such options, until the earlier of five years from date of exercise or until the holder sells such shares in the public market. Shares sold into the public market will not thereafter be subject to the voting agreement.

            OTHER BUSINESS

            Management knows of no other matters to be presented at the 1998 Annual Meeting. If any other matter properly comes before the 1998 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

            SHAREHOLDER PROPOSALS

            Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company by November 15, 1998 to be included in the Company's proxy statement and related proxy for the 1999 Annual Meeting.

            ANNUAL REPORT

            A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

            FORM 10-KSB

            THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO STEVE KAHN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, ACI TELECENTRICS, INCORPORATED, 3100 WEST LAKE STREET, SUITE 300, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 23, 1998, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1998 ANNUAL MEETING OF SHAREHOLDERS. COPIES OF THE COMPANY'S 10KSB, PROXY AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

                       BY ORDER OF THE BOARD OF DIRECTORS



                       Rick N. Diamond, Chief Executive Officer

Dated:  April 6, 1998

                         ACI TELECENTRICS, INCORPORATED
                               ------------------

                                      PROXY
                   FOR ANNUAL MEETING TO BE HELD MAY 12, 1998
                               ------------------

The undersigned hereby appoints RICK N. DIAMOND and GARY B. COHEN, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of ACI Telecentrics, Incorporated registered in the name of the undersigned at the 1998 Annual Meeting of Shareholders of the Company to be held at the Minneapolis Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 at 3:30 p.m. on Tuesday, May 12, 1998, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1.          Set the number of directors at seven (7).

             [ ] FOR       [ ] AGAINST         [ ] ABSTAIN

2.          Elect Directors.  Nominees: Rick N. Diamond    Gary B. Cohen
                                        Seymour Levy       Douglas W. Franchot
                                        Phillip T. Levin   James W. Lupient
                                                           Thomas F. Madison

            [ ]  FOR all nominees listed above     [ ]  WITHHOLD AUTHORITY to
                 (except those whose names have         vote for all nominees
                 been written on the line below)        listed above.

                ------------------------------------------------

3. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                                                 Date: ___, 1998




PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.